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                              AMENDMENT NUMBER 3 TO
                AMENDED AND RESTATED TRANSFER AND ADMINISTRATION
                                    AGREEMENT


                  AMENDMENT NUMBER 3 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of December 18, 1997, among TECH DATA FINANCE, INC., a California corporation, as transferor (the "Transferor"), TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and as guarantor (in such capacities respectively, the "Collection Agent" and the "Guarantor"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), and NATIONSBANK, N.A., a national banking association ("NationsBank"), as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of January 21, 1997 among the Transferor, the Collection Agent, the Guarantor, the Company, the Agent and the Bank Investor, as amended by Amendment Number 2 thereto, dated as of July 29, 1997 (the "Original Agreement" and said agreement as amended by this Amendment, the "Agreement").

                  WHEREAS, the Transferor has requested certain amendments to the Original Agreement;

                  WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments; and

                  WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Amendment to Definitions. (a) The definition of "Facility Limit" is hereby amended by deleting the amount "408,000,000" in the text thereof and replacing it with the amount "331,500,000".

                  (b) The definition of "Maximum Net Investment" is hereby amended by deleting the amount "400,000,000" in the text thereof and replacing it with the amount "325,000,000".

                  (c) The definition of "Loss Reserve" is hereby amended by deleting the amount "33,000,000" in the text of the final paragraph thereof and replacing it with the amount "27,100,000".

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                  (d) The definition of "Commitment  Termination Date" is hereby amended by deleting the date "December 31, 1997" in the text thereof and replacing it with the date "December 30, 1998"

                  SECTION 2. Conditions to Effectiveness. This amendment shall become effective when the Company has executed this Amendment and has received counterparts of this Amendment executed by the Transferor, the Agent and the Bank Investors.

                  SECTION 3. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

                  SECTION 4. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, the Company, the Agent and the Majority Investors.

                  SECTION 5. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

                  SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
                  SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same
instrument.   Any  provisions  of  this   Amendment   which  are  prohibited  or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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                  SECTION 8.   Captions.  The captions in this Amendment are for
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 9. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.








               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.


                                            ENTERPRISE FUNDING CORPORATION,
                                              as Company


                                            By: /S/ STEPHEN NEWMAN
                                                    Name:
                                                    Title:



                                            TECH DATA FINANCE, INC.,
                                              as Transferor


                                            By: /S/ ARTHUR W. SINGLETON
                                                    Name: Arthur W. Singleton
                                                    Title: Vice President




                                            TECH DATA CORPORATION,
                                               as Collection Agent and Guarantor



                                            By: /S/ ARTHUR W. SINGLETON
                                                    Name: Arthur W. Singleton
                                                    Title: Vice President

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The undersigned hereby consent to the foregoing Amendment:



                                            NATIONSBANK, N.A.
                                             as Agent and Bank Investor

                                            By: /S/ MICHELLE HEATH
                                                Name: Michelle Heath
                                                Title:   Senior Vice President



                                            CREDIT LYONNAIS
                                             as Bank Investor

                                            By: /S/KOSTANTINA KOURMPETIS
                                                Name:  Kostantina Kourmpetis
                                                Title: Vice President



                                            THE DAI-ICHI KANGYO, BANK, LTD
                                             as Bank Investor

                                            By: /S/TATSUJI NOGUCHI
                                                Name:  Tatsuji Noguchi
                                                Title: Joint General Manager



                                            THE FUJI BANK, LIMITED, NEW YORK
                                              BRANCH
                                              as Bank Investor

                                            By: /S/TOSHIAKI YAKURA
                                                Name:  Toshiaki Yakura
                                                Title: Senior Vice President

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                                            THE BANK OF NOVA SCOTIA, ATLANTA
                                             AGENCY
                                             as Bank Investor

                                            By: /S/ W.J. BROWN
                                                Name:  W.J. Brown
                                                Title: Vice President



                                            PNC BANK, KENTUCKY, INC.
                                             as Bank Investor

                                            By: /S/RALPH M. BOWMAN
                                                Name:  Ralph M. Bowman
                                                Title: Vice President



                                            ROYAL BANK OF CANADA
                                             as Bank Investor

                                            By: /S/ THOMAS L. DRAN
                                                Name: Thomas L. Dran
                                                Title:



                                            SUMITOMO BANK, LTD
                                             as Bank Investor

                                            By: /S/ M. PHILLIP FREEMAN
                                                Name:  M. Phillip Freeman
                                                Title: Vice President

                                            By: /S/ ALLEN L. HARVELL, JR.
                                                Name:  Allen L. Harvell, Jr.
                                                Title: Vice President & Mgr


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